UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2020

FIRST FINANCIAL BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-7674	75-0944023
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Pine Street, Abilene, Texas 79601

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 3, 2020, the Board of Directors (the “Board”) of First Financial Bankshares, Inc., a Texas corporation (the “Corporation”), approved Amended and Restated Bylaws of the Corporation (the “Amended and Restated Bylaws”), effective April 3, 2020. The Amended and Restated Bylaws were adopted to amend Section 2.01, 2.04, 2.08(a) and 2.11 of Article II of the Corporation’s bylaws to expressly permit the Corporation to hold meetings of the Corporation’s shareholders solely by means of remote communication as the Board may determine in its discretion.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On April 3, 2020, the Corporation announced that it is changing the location of its 2020 Annual Meeting of Shareholders to be held on Tuesday, April 28, 2020 (the “Annual Meeting”). In light of public health concerns regarding the coronavirus (COVID-19), the Annual Meeting will be held solely by remote communication, in a virtual-only format. Further information regarding this change to the location of the Annual Meeting can be found in the proxy supplement filed by the Corporation with the Securities and Exchange Commission on April 3, 2020.

A copy of the press release announcing the location change is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following are exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws of First Financial Bankshares, Inc.

99.1	Press release of First Financial Bankshares, Inc., dated April 3, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: April 3, 2020	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer